                                                                   EXHIBIT 10.46


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "SECURITIES LAWS"), AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS (1) REGISTERED UNDER THE SECURITIES LAWS OR (2) EXEMPT FROM REGISTRATION UNDER THE SECURITIES LAWS AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER OBLIGATIONS CONTAINED IN A STOCKHOLDERS AGREEMENT DATED AS OF MARCH 27, 1998 AMONG THE COMPANY AND CERTAIN OF ITS STOCKHOLDERS, A COPY OF WHICH IS ON FILE WITH THE COMPANY AND WILL BE FURNISHED WITHOUT COST TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE SECRETARY.



No. C-1                     Warrant to Purchase 70,622 Shares of Series C Common
                            Stock


                              FOUNTAIN VIEW, INC.

                                    Warrant
                                    -------

                           Void after April 16, 2008

     Fountain View, Inc., a Delaware corporation (the "Company"), hereby
                                                       -------
certifies that, for value received, Heritage Fund II Investment Corporation or its permitted assigns (the "Holder"), is entitled, subject to the terms set
                            ------
forth below, to purchase from the Company at any time on or after April 16, 1998, but in any event not later than 5:00 p.m., Eastern time, on April 16, 2008 (the "Expiration Date"), up to 70,622 fully paid and nonassessable shares of the
      ---------------
Company's Series C Common Stock at the purchase price (the "Warrant Price") of
                                                            -------------
$.01 per share and otherwise in accordance with the terms hereof.

     Section 1.  Certain Definitions.  As used herein, the following terms have
     ---------   -------------------
the meanings set forth below:

     "Stockholders Agreement" means the Stockholders Agreement dated as of March
      ----------------------
27, 1998 among the Company, Heritage Fund II, L.P., Heritage Investors II, L.L.C., Heritage Fund II Investment Corporation, Robert Snukal, Sheila Snukal, William Scott and certain other parties, as amended from time to time.

     Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Stockholders Agreement.

     Section 2.  Exercise.  This Warrant shall be exercisable in full or in part
     ---------   --------
at any time prior to the Expiration Date. Except as otherwise provided in Sections 7 and 8, this Warrant shall be exercisable by delivery by the Holder to the Company of notice of exercise setting forth the number of shares for which the Warrant is being exercised and payment in cash or by check of the Warrant Price for each share for which this Warrant is being exercised.

     Section 3.  Delivery of Stock Certificates, etc. on Exercise.  As soon as
     ---------   ------------------------------------------------
practicable after the exercise of this Warrant, and in any event within three business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, (i) a certificate or certificates for the number of fully paid and nonassessable shares of Series C Common Stock to which the Holder shall be entitled on such exercise, and (ii) a new Warrant to purchase all of the shares, if any, to which the Holder shall be entitled to receive in connection with the portion of the Warrant not so exercised.

     Section 4.  Adjustment for Stock Splits, Stock Dividends,
     ---------   ---------------------------------------------
Recapitalizations, etc.  The Warrant Price and the number of shares of Series C
----------------------
Common Stock issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Series C Common Stock. In case of any adjustment or readjustment in the Warrant Price or number of shares of Series C Common Stock issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the president or treasurer of the Company, setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     Section 5.  Adjustment for Conversions, Reclassifications, Mergers, etc.
     ---------   -----------------------------------------------------------
In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property to which a holder of the number of shares of Series C Common Stock of the Company deliverable upon exercise of the Warrant would have been entitled to upon such conversion, reorganization, reclassification, consolidation, merger or conveyance.

     Section 6.  Reservation of Shares.  The Company (a) will at all times
     ---------   ---------------------
reserve and keep available a number of its authorized shares of Series C Common Stock free from all preemptive or similar rights therein, which will be sufficient to permit the exercise of this Warrant, and (b) will take such action as may be necessary or appropriate so that all shares of Series C Common Stock issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, except for certain restrictions on transfer set forth in the Stockholders Agreement and under applicable securities laws.

     Section 7.  Net Issue Exercise.  In lieu of exercising this Warrant in
     ---------   ------------------
accordance with Section 2, the Holder may elect to receive shares equal to the value of this Warrant (to the extent exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Company's Series C Common Stock equal to the quotient obtained by dividing (a) the value of the aggregate number of shares of Series C Common Stock for which this Warrant is then exercised (determined by subtracting the aggregate Warrant Price for such shares immediately prior to surrender from the aggregate Fair Market Value (as hereinafter defined) of such shares), by (b) the Fair Market Value of one share of Series C Common Stock immediately prior to surrender. For purposes of this Section, the "Fair Market Value" of the Company's Series C Common Stock shall mean (i) if the Company has consummated a registered public offering of its common stock, the average of the closing sale prices of each share of common stock into which the Company's Series C Common Stock was converted for the ten (10) business days preceding the date upon which Fair Market Value is to be determined, or (ii) if the Company has not consummated a registered public offering of its common stock, the fair market value of each share of Series C Common Stock, as determined in good faith by the Company's Board of Directors.

     In the event of the surrender of this Warrant, as described above, certificates for the shares of stock issuable thereon shall be delivered to the Holder as soon as possible and in any event within three days of receipt of notice of surrender. If the Warrant is not exercised in full pursuant to such surrender, a replacement warrant for the portion of the Warrant not so exercised shall be issued in accordance with Section 3.

     Section 8.  Surrender of Preferred Stock.  Upon the exercise of this
     ---------   ----------------------------
Warrant by any holder of shares of the Company's Series A Preferred Stock (the "Preferred Stock"), such holder may, at its option, surrender a portion of such Preferred Stock to the Company, together with written instructions from such holder to apply all or a specified portion of the Liquidation Value (as defined in the Company's Certificate of Incorporation) of the Preferred Stock against the payment of some or all of the Warrant Price required upon such exercise, in which case the Company will accept such specified portion of the Preferred Stock in lieu of a like amount of cash payment.

     In the event of the surrender of Preferred Stock, as described above, certificates for the number of shares of Series C Common Stock issuable hereunder shall be delivered to the holder hereof as soon as possible and in any event within three days of notice of surrender of the Preferred Stock, together with a certificate therefor, duly endorsed for transfer and together with this Warrant, and a certificate for the balance of the Preferred Stock surrendered to the Company with such notice shall also be issued to the holder hereof as soon as possible and in any event within such two-day period.

    Section 9.  Exchange of Warrants.  On surrender for exchange of this
     ---------   --------------------
Warrant, properly endorsed, to the Company, and subject to the restrictions on transfer set forth in the Stockholders Agreement, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder may direct, calling in the aggregate on the face thereof for the number of shares of Series C Common Stock called for on the face of the Warrant so surrendered.

     Section 10.  Replacement of Warrants.  On receipt of evidence reasonably
     ----------   -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     Section 11.  Notices.  Any notice or other communication given pursuant to
     ----------   -------
this Warrant shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier or express mail, or mailed by first class certified or registered mail, postage prepaid, return receipt requested, to the Company, at its address as it appears in the Stockholders Agreement and
(b) to the Holder, at such Holder's address as it appears in the Stockholders Agreement (or, if not specified therein, at such Holder's address as it appears in the records of the Company), unless otherwise indicated by the Company or such Holder, as the case may be, in each case with any copies required by the Stockholders Agreement.

     Section 12.  Fractional Shares. The number of shares of Series C Common
     ----------   -----------------
Stock to be issued upon exercise of this Warrant shall be rounded to the nearest whole share, with any fractional shares disregarded.

     Section 13.  Legend.  A legend setting forth or referring to the
     ----------   ------
restrictions described on page 1 of this Warrant shall be placed on any replacement hereof and any certificate representing securities issued pursuant to the exercise of this Warrant.

     Section 14.  No Rights as Shareholder.  This Warrant shall not entitle the
     ----------   ------------------------
holder to any voting rights or any other rights as a shareholder of the Company, except the rights stated herein.

     Section 15.  Investment Intent.  By accepting this Warrant, the holder
     ----------   -----------------
represents that it is acquiring this Warrant for investment and not with a view to or for sale in connection with any distribution thereof. The Holder represents that it is an accredited investor as defined in Regulation D under the Securities Act.

     Section 16.  Miscellaneous.  This Warrant and any term hereof may be
     ----------   -------------
amended, modified or waived only by an instrument in writing signed by the Company and the Holder. This Warrant shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware and the internal laws of the Commonwealth of Massachusetts (without regard for its conflicts of laws principles).

     IN WITNESS WHEREOF, this Warrant has been executed and delivered as a sealed instrument as of the date first above written.


                                        FOUNTAIN VIEW, INC.


                                        By:/s/ Robert Snukal
                                           -----------------------------
                                           Robert Snukal, President

                            FORM OF EXERCISE NOTICE

                  (To be signed only on exercise of Warrant)


TO:  FOUNTAIN VIEW, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ___________* shares of Series C Common Stock of Fountain View, Inc., and herewith makes payment of $______ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _______________, whose address is _________________________________.



Dated: __________, ____
                                             _____________________________
                                             (Signature must conform in all
                                             respects to name of holder
                                             specified on the face of the
                                             Warrant)



     * Insert here the number of shares as to which the Warrant is being exercised.

                              FORM OF ASSIGNMENT

                  (To be signed only on transfer of Warrant)


          For value received, the undersigned hereby sells, assigns, and transfers unto __________________ the right represented by the within Warrant to purchase ______ shares of Series C Common Stock of Fountain View, Inc. to which the within Warrant relates, and appoints _________________ its attorney to transfer such right on the books of Fountain View, Inc. with full power of substitution in the premises.

          The undersigned represents and warrants that this transfer is permitted by the restrictions contained in the Warrant, and acknowledges that Fountain View, Inc. is entitled to require compliance with those restrictions as a condition to recognition of this transfer. This Warrant is and remains subject to the restrictions set forth in the Stockholders Agreement referenced in the Warrant.


Dated: __________, ____
                                             _____________________________
                                             (Signature must conform in all
                                             respects to name of holder
                                             specified on the face of the
                                             Warrant)

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "SECURITIES LAWS"), AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS (1) REGISTERED UNDER THE SECURITIES LAWS OR (2) EXEMPT FROM REGISTRATION UNDER THE SECURITIES LAWS AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER OBLIGATIONS CONTAINED IN A STOCKHOLDERS AGREEMENT DATED AS OF MARCH 27, 1998 AMONG THE COMPANY AND CERTAIN OF ITS STOCKHOLDERS, A COPY OF WHICH IS ON FILE WITH THE COMPANY AND WILL BE FURNISHED WITHOUT COST TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE SECRETARY.



No. C-2                                 Warrant to Purchase 34,257 Shares
                                        of Series C Common Stock


                              FOUNTAIN VIEW, INC.

                                    Warrant
                                    -------

                           Void after April 16, 2008

     Fountain View, Inc., a Delaware corporation (the "Company"), hereby
                                                       -------
certifies that, for value received, Baylor Health Care System or its permitted assigns (the "Holder"), is entitled, subject to the terms set forth below, to
              ------
purchase from the Company at any time on or after April 16, 1998, but in any event not later than 5:00 p.m., Eastern time, on April 16, 2008 (the "Expiration
                                                                      ----------
Date"), up to 34,257 fully paid and nonassessable shares of the Company's Series
----
C Common Stock at the purchase price (the "Warrant Price") of $.01 per share and
                                           -------------
otherwise in accordance with the terms hereof.

     Section 1.  Certain Definitions.  As used herein, the following terms have
     ---------   -------------------
the meanings set forth below:

     "Stockholders Agreement" means the Stockholders Agreement dated as of March
      ----------------------
27, 1998 among the Company, Heritage Fund II, L.P., Heritage Investors II, L.L.C., Heritage Fund II Investment Corporation, Robert Snukal, Sheila Snukal, William Scott and certain other parties, as amended from time to time.

     Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Stockholders Agreement.

     Section 2.  Exercise.  This Warrant shall be exercisable in full or in part
     ---------   --------
at any time prior to the Expiration Date. Except as otherwise provided in Sections 7 and 8, this Warrant shall be exercisable by delivery by the Holder to the Company of notice of exercise setting forth the number of shares for which the Warrant is being exercised and payment in cash or by check of the Warrant Price for each share for which this Warrant is being exercised.

     Section 3.  Delivery of Stock Certificates, etc. on Exercise.  As soon as
     ---------   ------------------------------------------------
practicable after the exercise of this Warrant, and in any event within three business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, (i) a certificate or certificates for the number of fully paid and nonassessable shares of Series C Common Stock to which the Holder shall be entitled on such exercise, and (ii) a new Warrant to purchase all of the shares, if any, to which the Holder shall be entitled to receive in connection with the portion of the Warrant not so exercised.

     Section 4.  Adjustment for Stock Splits, Stock Dividends,
     ---------   ---------------------------------------------
Recapitalizations, etc.  The Warrant Price and the number of shares of Series C
----------------------
Common Stock issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Series C Common Stock. In case of any adjustment or readjustment in the Warrant Price or number of shares of Series C Common Stock issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the president or treasurer of the Company, setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     Section 5.  Adjustment for Conversions, Reclassifications, Mergers, etc.
     ---------   -----------------------------------------------------------
In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property to which a holder of the number of shares of Series C Common Stock of the Company deliverable upon exercise of the Warrant would have been entitled to upon such conversion, reorganization, reclassification, consolidation, merger or conveyance.

     Section 6.  Reservation of Shares.  The Company (a) will at all times
     ---------   ---------------------
reserve and keep available a number of its authorized shares of Series C Common Stock free from all preemptive or similar rights therein, which will be sufficient to permit the exercise of this Warrant, and (b) will take such action as may be necessary or appropriate so that all shares of Series C Common Stock issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, except for certain restrictions on transfer set forth in the Stockholders Agreement and under applicable securities laws.

     Section 7.  Net Issue Exercise.  In lieu of exercising this Warrant in
     ---------   ------------------
accordance with Section 2, the Holder may elect to receive shares equal to the value of this Warrant (to the extent exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Company's Series C Common Stock equal to the quotient obtained by dividing (a) the value of the aggregate number of shares of Series C Common Stock for which this Warrant is then exercised (determined by subtracting the aggregate Warrant Price for such shares immediately prior to surrender from the aggregate Fair Market Value (as hereinafter defined) of such shares), by (b) the Fair Market Value of one share of Series C Common Stock immediately prior to surrender. For purposes of this Section, the "Fair Market Value" of the Company's Series C Common Stock shall mean (i) if the Company has consummated a registered public offering of its common stock, the average of the closing sale prices of each share of common stock into which the Company's Series C Common Stock was converted for the ten (10) business days preceding the date upon which Fair Market Value is to be determined, or (ii) if the Company has not consummated a registered public offering of its common stock, the fair market value of each share of Series C Common Stock, as determined in good faith by the Company's Board of Directors.

     In the event of the surrender of this Warrant, as described above, certificates for the shares of stock issuable thereon shall be delivered to the Holder as soon as possible and in any event within three days of receipt of notice of surrender. If the Warrant is not exercised in full pursuant to such surrender, a replacement warrant for the portion of the Warrant not so exercised shall be issued in accordance with Section 3.

     Section 8.  Surrender of Preferred Stock.  Upon the exercise of this
     ---------   ----------------------------
Warrant by any holder of shares of the Company's Series A Preferred Stock (the "Preferred Stock"), such holder may, at its option, surrender a portion of such Preferred Stock to the Company, together with written instructions from such holder to apply all or a specified portion of the Liquidation Value (as defined in the Company's Certificate of Incorporation) of the Preferred Stock against the payment of some or all of the Warrant Price required upon such exercise, in which case the Company will accept such specified portion of the Preferred Stock in lieu of a like amount of cash payment.

     In the event of the surrender of Preferred Stock, as described above, certificates for the number of shares of Series C Common Stock issuable hereunder shall be delivered to the holder hereof as soon as possible and in any event within three days of notice of surrender of the Preferred Stock, together with a certificate therefor, duly endorsed for transfer and together with this Warrant, and a certificate for the balance of the Preferred Stock surrendered to the Company with such notice shall also be issued to the holder hereof as soon as possible and in any event within such two-day period.

     Section 9.  Exchange of Warrants.  On surrender for exchange of this
     ---------   --------------------
Warrant, properly endorsed, to the Company, and subject to the restrictions on transfer set forth in the Stockholders Agreement, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder may direct, calling in the aggregate on the face thereof for the number of shares of Series C Common Stock called for on the face of the Warrant so surrendered.

     Section 10.  Replacement of Warrants.  On receipt of evidence reasonably
     ----------   -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     Section 11.  Notices.  Any notice or other communication given pursuant to
     ----------   -------
this Warrant shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier or express mail, or mailed by first class certified or registered mail, postage prepaid, return receipt requested, to the Company, at its address as it appears in the Stockholders Agreement and
(b) to the Holder, at such Holder's address as it appears in the Stockholders Agreement (or, if not specified therein, at such Holder's address as it appears in the records of the Company), unless otherwise indicated by the Company or such Holder, as the case may be, in each case with any copies required by the Stockholders Agreement.

     Section 12.  Fractional Shares. The number of shares of Series C Common
     ----------   -----------------
Stock to be issued upon exercise of this Warrant shall be rounded to the nearest whole share, with any fractional shares disregarded.

     Section 13.  Legend.  A legend setting forth or referring to the
     ----------   ------
restrictions described on page 1 of this Warrant shall be placed on any replacement hereof and any certificate representing securities issued pursuant to the exercise of this Warrant.

     Section 14.  No Rights as Shareholder.  This Warrant shall not entitle the
     ----------   ------------------------
holder to any voting rights or any other rights as a shareholder of the Company, except the rights stated herein.

     Section 15.  Investment Intent.  By accepting this Warrant, the holder
     ----------   -----------------
represents that it is acquiring this Warrant for investment and not with a view to or for sale in connection with any distribution thereof. The Holder represents that it is an accredited investor as defined in Regulation D under the Securities Act.

     Section 16.  Miscellaneous.  This Warrant and any term hereof may be
     ----------   -------------
amended, modified or waived only by an instrument in writing signed by the Company and the Holder. This Warrant shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware and the internal laws of the Commonwealth of Massachusetts (without regard for its conflicts of laws principles).

     IN WITNESS WHEREOF, this Warrant has been executed and delivered as a sealed instrument as of the date first above written.


                            FOUNTAIN VIEW, INC.

                                 /s/ Robert Snukal
                            By:____________________________
                                 Robert Snukal, President

                            FORM OF EXERCISE NOTICE

                  (To be signed only on exercise of Warrant)


TO:  FOUNTAIN VIEW, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ___________* shares of Series C Common Stock of Fountain View, Inc., and herewith makes payment of $______ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _______________, whose address is _________________________________.



Dated: __________, ____
                                                  ______________________________
                                                  (Signature must conform in all
                                                  respects to name of holder
                                                  specified on the face of the
                                                  Warrant)



     * Insert here the number of shares as to which the Warrant is being exercised.

                              FORM OF ASSIGNMENT

                  (To be signed only on transfer of Warrant)


     For value received, the undersigned hereby sells, assigns, and transfers unto __________________ the right represented by the within Warrant to purchase ______ shares of Series C Common Stock of Fountain View, Inc. to which the within Warrant relates, and appoints _________________ its attorney to transfer such right on the books of Fountain View, Inc. with full power of substitution in the premises.

     The undersigned represents and warrants that this transfer is permitted by the restrictions contained in the Warrant, and acknowledges that Fountain View, Inc. is entitled to require compliance with those restrictions as a condition to recognition of this transfer. This Warrant is and remains subject to the restrictions set forth in the Stockholders Agreement referenced in the Warrant.


Dated: __________, ____
                                                 ______________________________
                                                 (Signature must conform in all
                                                 respects to name of holder
                                                 specified on the face of the
                                                 Warrant)

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "SECURITIES LAWS"), AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS (1) REGISTERED UNDER THE SECURITIES LAWS OR (2) EXEMPT FROM REGISTRATION UNDER THE SECURITIES LAWS AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER OBLIGATIONS CONTAINED IN A STOCKHOLDERS AGREEMENT DATED AS OF MARCH 27, 1998 AMONG THE COMPANY AND CERTAIN OF ITS STOCKHOLDERS, A COPY OF WHICH IS ON FILE WITH THE COMPANY AND WILL BE FURNISHED WITHOUT COST TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE SECRETARY.



No. C-3                  Warrant to Purchase 10,371 Shares of Series C Common
                         Stock


                              FOUNTAIN VIEW, INC.

                                    Warrant
                                    -------

                           Void after April 16, 2008

     Fountain View, Inc., a Delaware corporation (the "Company"), hereby
                                                       -------
certifies that, for value received,Baylor Health Care System or its permitted assigns (the "Holder"), is entitled, subject to the terms set forth below, to
              ------
purchase from the Company at any time on or after April 16, 1998, but in any event not later than 5:00 p.m., Eastern time, on April 16, 2008 (the "Expiration
                                                                      ----------
Date"), up to 10,371 fully paid and nonassessable shares of the Company's Series
----
C Common Stock at the purchase price (the "Warrant Price") of $.01 per share and
                                           -------------
otherwise in accordance with the terms hereof.

     Section 1.  Certain Definitions.  As used herein, the following terms have
     ---------   -------------------
the meanings set forth below:

     "Stockholders Agreement" means the Stockholders Agreement dated as of March
      ----------------------
27, 1998 among the Company, Heritage Fund II, L.P., Heritage Investors II, L.L.C., Heritage Fund II Investment Corporation, Robert Snukal, Sheila Snukal, William Scott and certain other parties, as amended from time to time.

     Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Stockholders Agreement.

     Section 2.  Exercise.  This Warrant shall be exercisable in full or in part
     ---------   --------
at any time prior to the Expiration Date. Except as otherwise provided in Sections 7 and 8, this Warrant shall be exercisable by delivery by the Holder to the Company of notice of exercise setting forth the number of shares for which the Warrant is being exercised and payment in cash or by check of the Warrant Price for each share for which this Warrant is being exercised.

     Section 3.  Delivery of Stock Certificates, etc. on Exercise.  As soon as
     ---------   ------------------------------------------------
practicable after the exercise of this Warrant, and in any event within three business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, (i) a certificate or certificates for the number of fully paid and nonassessable shares of Series C Common Stock to which the Holder shall be entitled on such exercise, and (ii) a new Warrant to purchase all of the shares, if any, to which the Holder shall be entitled to receive in connection with the portion of the Warrant not so exercised.

     Section 4.  Adjustment for Stock Splits, Stock Dividends,
     ---------   ---------------------------------------------
Recapitalizations, etc.  The Warrant Price and the number of shares of Series C
----------------------
Common Stock issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Series C Common Stock. In case of any adjustment or readjustment in the Warrant Price or number of shares of Series C Common Stock issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the president or treasurer of the Company, setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     Section 5.  Adjustment for Conversions, Reclassifications, Mergers, etc.
     ---------   -----------------------------------------------------------
In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property to which a holder of the number of shares of Series C Common Stock of the Company deliverable upon exercise of the Warrant would have been entitled to upon such conversion, reorganization, reclassification, consolidation, merger or conveyance.

     Section 6.  Reservation of Shares.  The Company (a) will at all times
     ---------   ---------------------
reserve and keep available a number of its authorized shares of Series C Common Stock free from all preemptive or similar rights therein, which will be sufficient to permit the exercise of this Warrant, and (b) will take such action as may be necessary or appropriate so that all shares of Series C Common Stock issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, except for certain restrictions on transfer set forth in the Stockholders Agreement and under applicable securities laws.

     Section 7.  Net Issue Exercise.  In lieu of exercising this Warrant in
     ---------   ------------------
accordance with Section 2, the Holder may elect to receive shares equal to the value of this Warrant (to the extent exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Company's Series C Common Stock equal to the quotient obtained by dividing (a) the value of the aggregate number of shares of Series C Common Stock for which this Warrant is then exercised (determined by subtracting the aggregate Warrant Price for such shares immediately prior to surrender from the aggregate Fair Market Value (as hereinafter defined) of such shares), by (b) the Fair Market Value of one share of Series C Common Stock immediately prior to surrender. For purposes of this Section, the "Fair Market Value" of the Company's Series C Common Stock shall mean (i) if the Company has consummated a registered public offering of its common stock, the average of the closing sale prices of each share of common stock into which the Company's Series C Common Stock was converted for the ten (10) business days preceding the date upon which Fair Market Value is to be determined, or (ii) if the Company has not consummated a registered public offering of its common stock, the fair market value of each share of Series C Common Stock, as determined in good faith by the Company's Board of Directors.

     In the event of the surrender of this Warrant, as described above, certificates for the shares of stock issuable thereon shall be delivered to the Holder as soon as possible and in any event within three days of receipt of notice of surrender. If the Warrant is not exercised in full pursuant to such surrender, a replacement warrant for the portion of the Warrant not so exercised shall be issued in accordance with Section 3.

     Section 8.  Surrender of Preferred Stock.  Upon the exercise of this
     ---------   ----------------------------
Warrant by any holder of shares of the Company's Series A Preferred Stock (the "Preferred Stock"), such holder may, at its option, surrender a portion of such Preferred Stock to the Company, together with written instructions from such holder to apply all or a specified portion of the Liquidation Value (as defined in the Company's Certificate of Incorporation) of the Preferred Stock against the payment of some or all of the Warrant Price required upon such exercise, in which case the Company will accept such specified portion of the Preferred Stock in lieu of a like amount of cash payment.

     In the event of the surrender of Preferred Stock, as described above, certificates for the number of shares of Series C Common Stock issuable hereunder shall be delivered to the holder hereof as soon as possible and in any event within three days of notice of surrender of the Preferred Stock, together with a certificate therefor, duly endorsed for transfer and together with this Warrant, and a certificate for the balance of the Preferred Stock surrendered to the Company with such notice shall also be issued to the holder hereof as soon as possible and in any event within such two-day period.

     Section 9.  Exchange of Warrants.  On surrender for exchange of this
     ---------   --------------------
Warrant, properly endorsed, to the Company, and subject to the restrictions on transfer set forth in the Stockholders Agreement, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder may direct, calling in the aggregate on the face thereof for the number of shares of Series C Common Stock called for on the face of the Warrant so surrendered.

     Section 10.  Replacement of Warrants.  On receipt of evidence reasonably
     ----------   -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     Section 11.  Notices.  Any notice or other communication given pursuant to
     ----------   -------
this Warrant shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier or express mail, or mailed by first class certified or registered mail, postage prepaid, return receipt requested, to the Company, at its address as it appears in the Stockholders Agreement and
(b) to the Holder, at such Holder's address as it appears in the Stockholders Agreement (or, if not specified therein, at such Holder's address as it appears in the records of the Company), unless otherwise indicated by the Company or such Holder, as the case may be, in each case with any copies required by the Stockholders Agreement.

     Section 12.  Fractional Shares. The number of shares of Series C Common
     ----------   -----------------
Stock to be issued upon exercise of this Warrant shall be rounded to the nearest whole share, with any fractional shares disregarded.

     Section 13.  Legend.  A legend setting forth or referring to the
     ----------   ------
restrictions described on page 1 of this Warrant shall be placed on any replacement hereof and any certificate representing securities issued pursuant to the exercise of this Warrant.

     Section 14.  No Rights as Shareholder.  This Warrant shall not entitle the
     ----------   ------------------------
holder to any voting rights or any other rights as a shareholder of the Company, except the rights stated herein.

     Section 15.  Investment Intent.  By accepting this Warrant, the holder
     ----------   -----------------
represents that it is acquiring this Warrant for investment and not with a view to or for sale in connection with any distribution thereof. The Holder represents that it is an accredited investor as defined in Regulation D under the Securities Act.

     Section 16.  Miscellaneous.  This Warrant and any term hereof may be
     ----------   -------------
amended, modified or waived only by an instrument in writing signed by the Company and the Holder. This Warrant shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware and the internal laws of the Commonwealth of Massachusetts (without regard for its conflicts of laws principles).

     IN WITNESS WHEREOF, this Warrant has been executed and delivered as a sealed instrument as of the date first above written.


                            FOUNTAIN VIEW, INC.


                            By:/s/ Robert Snukal
                               -----------------
                               Robert Snukal, President

                            FORM OF EXERCISE NOTICE

                  (To be signed only on exercise of Warrant)


TO:  FOUNTAIN VIEW, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ___________* shares of Series C Common Stock of Fountain View, Inc., and herewith makes payment of $______ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _______________, whose address is _________________________________.



Dated: __________, ____

                                                _____________________________
                                                (Signature must conform in all
                                                respects to name of holder
                                                specified on the face of the
                                                Warrant)

     * Insert here the number of shares as to which the Warrant is being exercised.

                              FORM OF ASSIGNMENT

                  (To be signed only on transfer of Warrant)


     For value received, the undersigned hereby sells, assigns, and transfers unto __________________ the right represented by the within Warrant to purchase ______ shares of Series C Common Stock of Fountain View, Inc. to which the within Warrant relates, and appoints _________________ its attorney to transfer such right on the books of Fountain View, Inc. with full power of substitution in the premises.

     The undersigned represents and warrants that this transfer is permitted by the restrictions contained in the Warrant, and acknowledges that Fountain View, Inc. is entitled to require compliance with those restrictions as a condition to recognition of this transfer. This Warrant is and remains subject to the restrictions set forth in the Stockholders Agreement referenced in the Warrant.


Dated: __________, ____

                                                 _____________________________
                                                 (Signature must conform in all
                                                 respects to name of holder
                                                 specified on the face of the
                                                 Warrant)

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "SECURITIES LAWS"), AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS (1) REGISTERED UNDER THE SECURITIES LAWS OR (2) EXEMPT FROM REGISTRATION UNDER THE SECURITIES LAWS AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER OBLIGATIONS CONTAINED IN A STOCKHOLDERS AGREEMENT DATED AS OF MARCH 27, 1998 AMONG THE COMPANY AND CERTAIN OF ITS STOCKHOLDERS, A COPY OF WHICH IS ON FILE WITH THE COMPANY AND WILL BE FURNISHED WITHOUT COST TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE SECRETARY.



No. C-4                  Warrant to Purchase 10,371 Shares of Series C Common
                         Stock


                              FOUNTAIN VIEW, INC.

                                    Warrant
                                    -------

                           Void after April 16, 2008

     Fountain View, Inc., a Delaware corporation (the "Company"), hereby
                                                       -------
certifies that, for value received, Baylor Health Care System or its permitted assigns (the "Holder"), is entitled, subject to the terms set forth below, to
              ------
purchase from the Company at any time on or after April 16, 1998, but in any event not later than 5:00 p.m., Eastern time, on April 16, 2008 (the "Expiration
                                                                      ----------
Date"), up to 10,371 fully paid and nonassessable shares of the Company's Series
----
C Common Stock at the purchase price (the "Warrant Price") of $.01 per share and
                                           -------------
otherwise in accordance with the terms hereof.

     Section 1.  Certain Definitions.  As used herein, the following terms have
     ---------   -------------------
the meanings set forth below:

     "Stockholders Agreement" means the Stockholders Agreement dated as of March
      ----------------------
27, 1998 among the Company, Heritage Fund II, L.P., Heritage Investors II, L.L.C., Heritage Fund II Investment Corporation, Robert Snukal, Sheila Snukal, William Scott and certain other parties, as amended from time to time.

     Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Stockholders Agreement.

     Section 2.  Exercise.  This Warrant shall be exercisable in full or in part
     ---------   --------
at any time prior to the Expiration Date. Except as otherwise provided in Sections 7 and 8, this Warrant shall be exercisable by delivery by the Holder to the Company of notice of exercise setting forth the number of shares for which the Warrant is being exercised and payment in cash or by check of the Warrant Price for each share for which this Warrant is being exercised.

     Section 3.  Delivery of Stock Certificates, etc. on Exercise.  As soon as
     ---------   ------------------------------------------------
practicable after the exercise of this Warrant, and in any event within three business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, (i) a certificate or certificates for the number of fully paid and nonassessable shares of Series C Common Stock to which the Holder shall be entitled on such exercise, and (ii) a new Warrant to purchase all of the shares, if any, to which the Holder shall be entitled to receive in connection with the portion of the Warrant not so exercised.

     Section 4.  Adjustment for Stock Splits, Stock Dividends,
     ---------   ---------------------------------------------
Recapitalizations, etc.  The Warrant Price and the number of shares of Series C
----------------------
Common Stock issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Series C Common Stock. In case of any adjustment or readjustment in the Warrant Price or number of shares of Series C Common Stock issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the president or treasurer of the Company, setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     Section 5.  Adjustment for Conversions, Reclassifications, Mergers, etc.
     ---------   -----------------------------------------------------------
In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property to which a holder of the number of shares of Series C Common Stock of the Company deliverable upon exercise of the Warrant would have been entitled to upon such conversion, reorganization, reclassification, consolidation, merger or conveyance.

     Section 6.  Reservation of Shares.  The Company (a) will at all times
     ---------   ---------------------
reserve and keep available a number of its authorized shares of Series C Common Stock free from all preemptive or similar rights therein, which will be sufficient to permit the exercise of this Warrant, and (b) will take such action as may be necessary or appropriate so that all shares of Series C Common Stock issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, except for certain restrictions on transfer set forth in the Stockholders Agreement and under applicable securities laws.

     Section 7.  Net Issue Exercise.  In lieu of exercising this Warrant in
     ---------   ------------------
accordance with Section 2, the Holder may elect to receive shares equal to the value of this Warrant (to the extent exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Company's Series C Common Stock equal to the quotient obtained by dividing (a) the value of the aggregate number of shares of Series C Common Stock for which this Warrant is then exercised (determined by subtracting the aggregate Warrant Price for such shares immediately prior to surrender from the aggregate Fair Market Value (as hereinafter defined) of such shares), by (b) the Fair Market Value of one share of Series C Common Stock immediately prior to surrender. For purposes of this Section, the "Fair Market Value" of the Company's Series C Common Stock shall mean (i) if the Company has consummated a registered public offering of its common stock, the average of the closing sale prices of each share of common stock into which the Company's Series C Common Stock was converted for the ten (10) business days preceding the date upon which Fair Market Value is to be determined, or (ii) if the Company has not consummated a registered public offering of its common stock, the fair market value of each share of Series C Common Stock, as determined in good faith by the Company's Board of Directors.

     In the event of the surrender of this Warrant, as described above, certificates for the shares of stock issuable thereon shall be delivered to the Holder as soon as possible and in any event within three days of receipt of notice of surrender. If the Warrant is not exercised in full pursuant to such surrender, a replacement warrant for the portion of the Warrant not so exercised shall be issued in accordance with Section 3.

     Section 8.  Surrender of Preferred Stock.  Upon the exercise of this
     ---------   ----------------------------
Warrant by any holder of shares of the Company's Series A Preferred Stock (the "Preferred Stock"), such holder may, at its option, surrender a portion of such Preferred Stock to the Company, together with written instructions from such holder to apply all or a specified portion of the Liquidation Value (as defined in the Company's Certificate of Incorporation) of the Preferred Stock against the payment of some or all of the Warrant Price required upon such exercise, in which case the Company will accept such specified portion of the Preferred Stock in lieu of a like amount of cash payment.

     In the event of the surrender of Preferred Stock, as described above, certificates for the number of shares of Series C Common Stock issuable hereunder shall be delivered to the holder hereof as soon as possible and in any event within three days of notice of surrender of the Preferred Stock, together with a certificate therefor, duly endorsed for transfer and together with this Warrant, and a certificate for the balance of the Preferred Stock surrendered to the Company with such notice shall also be issued to the holder hereof as soon as possible and in any event within such two-day period.

     Section 9.   Exchange of Warrants.  On surrender for exchange of this
     ---------    --------------------
Warrant, properly endorsed, to the Company, and subject to the restrictions on transfer set forth in the Stockholders Agreement, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder may direct, calling in the aggregate on the face thereof for the number of shares of Series C Common Stock called for on the face of the Warrant so surrendered.

     Section 10.  Replacement of Warrants.  On receipt of evidence reasonably
     ----------   -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     Section 11.  Notices.  Any notice or other communication given pursuant to
     ----------   -------
this Warrant shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier or express mail, or mailed by first class certified or registered mail, postage prepaid, return receipt requested, to the Company, at its address as it appears in the Stockholders Agreement and
(b) to the Holder, at such Holder's address as it appears in the Stockholders Agreement (or, if not specified therein, at such Holder's address as it appears in the records of the Company), unless otherwise indicated by the Company or such Holder, as the case may be, in each case with any copies required by the Stockholders Agreement.

     Section 12.  Fractional Shares. The number of shares of Series C Common
     ----------   -----------------
Stock to be issued upon exercise of this Warrant shall be rounded to the nearest whole share, with any fractional shares disregarded.

     Section 13.  Legend.  A legend setting forth or referring to the
     ----------   ------
restrictions described on page 1 of this Warrant shall be placed on any replacement hereof and any certificate representing securities issued pursuant to the exercise of this Warrant.

     Section 14.  No Rights as Shareholder.  This Warrant shall not entitle the
     ----------   ------------------------
holder to any voting rights or any other rights as a shareholder of the Company, except the rights stated herein.

     Section 15.  Investment Intent.  By accepting this Warrant, the holder
     ----------   -----------------
represents that it is acquiring this Warrant for investment and not with a view to or for sale in connection with any distribution thereof. The Holder represents that it is an accredited investor as defined in Regulation D under the Securities Act.

     Section 16.  Miscellaneous.  This Warrant and any term hereof may be
     ----------   -------------
amended, modified or waived only by an instrument in writing signed by the Company and the Holder. This Warrant shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware and the internal laws of the Commonwealth of Massachusetts (without regard for its conflicts of laws principles).

     IN WITNESS WHEREOF, this Warrant has been executed and delivered as a sealed instrument as of the date first above written.


                                 FOUNTAIN VIEW, INC.


                                 By:/s/ Robert Snukal
                                    -----------------
                                    Robert Snukal, President

                            FORM OF EXERCISE NOTICE

                  (To be signed only on exercise of Warrant)


TO:  FOUNTAIN VIEW, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ___________* shares of Series C Common Stock of Fountain View, Inc., and herewith makes payment of $______ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _______________, whose address is _________________________________.



Dated: __________, ____

                                                 _____________________________
                                                 (Signature must conform in all
                                                 respects to name of holder
                                                 specified on the face of the
                                                 Warrant)

     * Insert here the number of shares as to which the Warrant is being exercised.

                              FORM OF ASSIGNMENT

                  (To be signed only on transfer of Warrant)


     For value received, the undersigned hereby sells, assigns, and transfers unto __________________ the right represented by the within Warrant to purchase ______ shares of Series C Common Stock of Fountain View, Inc. to which the within Warrant relates, and appoints _________________ its attorney to transfer such right on the books of Fountain View, Inc. with full power of substitution in the premises.

     The undersigned represents and warrants that this transfer is permitted by the restrictions contained in the Warrant, and acknowledges that Fountain View, Inc. is entitled to require compliance with those restrictions as a condition to recognition of this transfer. This Warrant is and remains subject to the restrictions set forth in the Stockholders Agreement referenced in the Warrant.


Dated: __________, ____

                                                 _____________________________
                                                 (Signature must conform in all
                                                 respects to name of holder
                                                 specified on the face of the
                                                 Warrant)

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "SECURITIES LAWS"), AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS (1) REGISTERED UNDER THE SECURITIES LAWS OR (2) EXEMPT FROM REGISTRATION UNDER THE SECURITIES LAWS AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER OBLIGATIONS CONTAINED IN A STOCKHOLDERS AGREEMENT DATED AS OF MARCH 27, 1998 AMONG THE COMPANY AND CERTAIN OF ITS STOCKHOLDERS, A COPY OF WHICH IS ON FILE WITH THE COMPANY AND WILL BE FURNISHED WITHOUT COST TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE SECRETARY.


No. C-5                  Warrant to Purchase 4,267 Shares of Series C Common
                         Stock


                              FOUNTAIN VIEW, INC.

                                    Warrant
                                    -------

                           Void after April 16, 2008

     Fountain View, Inc., a Delaware corporation (the "Company"), hereby
                                                       -------
certifies that, for value received, Buckner Foundation or its permitted assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase
      ------
from the Company at any time on or after April 16, 1998, but in any event not later than 5:00 p.m., Eastern time, on April 16, 2008 (the "Expiration Date"),
                                                            ---------------
up to 4,267 fully paid and nonassessable shares of the Company's Series C Common Stock at the purchase price (the "Warrant Price") of $.01 per share and
                                  -------------
otherwise in accordance with the terms hereof.

     Section 1.  Certain Definitions.  As used herein, the following terms have
     ---------   -------------------
the meanings set forth below:

     "Stockholders Agreement" means the Stockholders Agreement dated as of March
      ----------------------
27, 1998 among the Company, Heritage Fund II, L.P., Heritage Investors II, L.L.C., Heritage Fund II Investment Corporation, Robert Snukal, Sheila Snukal, William Scott and certain other parties, as amended from time to time.

     Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Stockholders Agreement.

     Section 2.  Exercise.  This Warrant shall be exercisable in full or in part
     ---------   --------
at any time prior to the Expiration Date. Except as otherwise provided in Sections 7 and 8, this Warrant shall be exercisable by delivery by the Holder to the Company of notice of exercise setting forth the number of shares for which the Warrant is being exercised and payment in cash or by check of the Warrant Price for each share for which this Warrant is being exercised.

     Section 3.  Delivery of Stock Certificates, etc. on Exercise.  As soon as
     ---------   ------------------------------------------------
practicable after the exercise of this Warrant, and in any event within three business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, (i) a certificate or certificates for the number of fully paid and nonassessable shares of Series C Common Stock to which the Holder shall be entitled on such exercise, and (ii) a new Warrant to purchase all of the shares, if any, to which the Holder shall be entitled to receive in connection with the portion of the Warrant not so exercised.

     Section 4.  Adjustment for Stock Splits, Stock Dividends,
     ---------   ---------------------------------------------
Recapitalizations, etc.  The Warrant Price and the number of shares of Series C
----------------------
Common Stock issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Series C Common Stock. In case of any adjustment or readjustment in the Warrant Price or number of shares of Series C Common Stock issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the president or treasurer of the Company, setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     Section 5.  Adjustment for Conversions, Reclassifications, Mergers, etc.
     ---------   -----------------------------------------------------------
In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property to which a holder of the number of shares of Series C Common Stock of the Company deliverable upon exercise of the Warrant would have been entitled to upon such conversion, reorganization, reclassification, consolidation, merger or conveyance.

     Section 6.  Reservation of Shares.  The Company (a) will at all times
     ---------   ---------------------
reserve and keep available a number of its authorized shares of Series C Common Stock free from all preemptive or similar rights therein, which will be sufficient to permit the exercise of this Warrant, and (b) will take such action as may be necessary or appropriate so that all shares of Series C Common Stock issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, except for certain restrictions on transfer set forth in the Stockholders Agreement and under applicable securities laws.

     Section 7.  Net Issue Exercise.  In lieu of exercising this Warrant in
     ---------   ------------------
accordance with Section 2, the Holder may elect to receive shares equal to the value of this Warrant (to the extent exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Company's Series C Common Stock equal to the quotient obtained by dividing (a) the value of the aggregate number of shares of Series C Common Stock for which this Warrant is then exercised (determined by subtracting the aggregate Warrant Price for such shares immediately prior to surrender from the aggregate Fair Market Value (as hereinafter defined) of such shares), by (b) the Fair Market Value of one share of Series C Common Stock immediately prior to surrender. For purposes of this Section, the "Fair Market Value" of the Company's Series C Common Stock shall mean (i) if the Company has consummated a registered public offering of its common stock, the average of the closing sale prices of each share of common stock into which the Company's Series C Common Stock was converted for the ten (10) business days preceding the date upon which Fair Market Value is to be determined, or (ii) if the Company has not consummated a registered public offering of its common stock, the fair market value of each share of Series C Common Stock, as determined in good faith by the Company's Board of Directors.

     In the event of the surrender of this Warrant, as described above, certificates for the shares of stock issuable thereon shall be delivered to the Holder as soon as possible and in any event within three days of receipt of notice of surrender. If the Warrant is not exercised in full pursuant to such surrender, a replacement warrant for the portion of the Warrant not so exercised shall be issued in accordance with Section 3.

     Section 8.  Surrender of Preferred Stock.  Upon the exercise of this
     ---------   ----------------------------
Warrant by any holder of shares of the Company's Series A Preferred Stock (the "Preferred Stock"), such holder may, at its option, surrender a portion of such Preferred Stock to the Company, together with written instructions from such holder to apply all or a specified portion of the Liquidation Value (as defined in the Company's Certificate of Incorporation) of the Preferred Stock against the payment of some or all of the Warrant Price required upon such exercise, in which case the Company will accept such specified portion of the Preferred Stock in lieu of a like amount of cash payment.

     In the event of the surrender of Preferred Stock, as described above, certificates for the number of shares of Series C Common Stock issuable hereunder shall be delivered to the holder hereof as soon as possible and in any event within three days of notice of surrender of the Preferred Stock, together with a certificate therefor, duly endorsed for transfer and together with this Warrant, and a certificate for the balance of the Preferred Stock surrendered to the Company with such notice shall also be issued to the holder hereof as soon as possible and in any event within such two-day period.

     Section 9.   Exchange of Warrants.  On surrender for exchange of this
     ---------    --------------------
Warrant, properly endorsed, to the Company, and subject to the restrictions on transfer set forth in the Stockholders Agreement, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder may direct, calling in the aggregate on the face thereof for the number of shares of Series C Common Stock called for on the face of the Warrant so surrendered.

     Section 10.  Replacement of Warrants.  On receipt of evidence reasonably
     ----------   -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     Section 11.  Notices.  Any notice or other communication given pursuant to
     ----------   -------
this Warrant shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier or express mail, or mailed by first class certified or registered mail, postage prepaid, return receipt requested, to the Company, at its address as it appears in the Stockholders Agreement and
(b) to the Holder, at such Holder's address as it appears in the Stockholders Agreement (or, if not specified therein, at such Holder's address as it appears in the records of the Company), unless otherwise indicated by the Company or such Holder, as the case may be, in each case with any copies required by the Stockholders Agreement.

     Section 12.  Fractional Shares. The number of shares of Series C Common
     ----------   -----------------
Stock to be issued upon exercise of this Warrant shall be rounded to the nearest whole share, with any fractional shares disregarded.

     Section 13.  Legend.  A legend setting forth or referring to the
     ----------   ------
restrictions described on page 1 of this Warrant shall be placed on any replacement hereof and any certificate representing securities issued pursuant to the exercise of this Warrant.

     Section 14.  No Rights as Shareholder.  This Warrant shall not entitle the
     ----------   ------------------------
holder to any voting rights or any other rights as a shareholder of the Company, except the rights stated herein.

     Section 15.  Investment Intent.  By accepting this Warrant, the holder
     ----------   -----------------
represents that it is acquiring this Warrant for investment and not with a view to or for sale in connection with any distribution thereof. The Holder represents that it is an accredited investor as defined in Regulation D under the Securities Act.

     Section 16.  Miscellaneous.  This Warrant and any term hereof may be
     ----------   -------------
amended, modified or waived only by an instrument in writing signed by the Company and the Holder. This Warrant shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware and the internal laws of the Commonwealth of Massachusetts (without regard for its conflicts of laws principles).

     IN WITNESS WHEREOF, this Warrant has been executed and delivered as a sealed instrument as of the date first above written.


                            FOUNTAIN VIEW, INC.


                            By:/s/ Robert Snukal
                               -----------------
                               Robert Snukal, President

                            FORM OF EXERCISE NOTICE

                  (To be signed only on exercise of Warrant)


TO:  FOUNTAIN VIEW, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ___________* shares of Series C Common Stock of Fountain View, Inc., and herewith makes payment of $______ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _______________, whose address is _________________________________.



Dated: __________, ____

                                                 _____________________________
                                                 (Signature must conform in all
                                                 respects to name of holder
                                                 specified on the face of the
                                                 Warrant)

     * Insert here the number of shares as to which the Warrant is being exercised.

                              FORM OF ASSIGNMENT

                  (To be signed only on transfer of Warrant)


     For value received, the undersigned hereby sells, assigns, and transfers unto __________________ the right represented by the within Warrant to purchase ______ shares of Series C Common Stock of Fountain View, Inc. to which the within Warrant relates, and appoints _________________ its attorney to transfer such right on the books of Fountain View, Inc. with full power of substitution in the premises.

     The undersigned represents and warrants that this transfer is permitted by the restrictions contained in the Warrant, and acknowledges that Fountain View, Inc. is entitled to require compliance with those restrictions as a condition to recognition of this transfer. This Warrant is and remains subject to the restrictions set forth in the Stockholders Agreement referenced in the Warrant.


Dated: __________, ____

                                                 _____________________________
                                                 (Signature must conform in all
                                                 respects to name of holder
                                                 specified on the face of the
                                                 Warrant)

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "SECURITIES LAWS"), AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS (1) REGISTERED UNDER THE SECURITIES LAWS OR (2) EXEMPT FROM REGISTRATION UNDER THE SECURITIES LAWS AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER OBLIGATIONS CONTAINED IN A STOCKHOLDERS AGREEMENT DATED AS OF MARCH 27, 1998 AMONG THE COMPANY AND CERTAIN OF ITS STOCKHOLDERS, A COPY OF WHICH IS ON FILE WITH THE COMPANY AND WILL BE FURNISHED WITHOUT COST TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE SECRETARY.


No. C-6                  Warrant to Purchase 11,853 Shares of Series C Common
                         Stock


                              FOUNTAIN VIEW, INC.

                                    Warrant
                                    -------

                           Void after April 16, 2008

     Fountain View, Inc., a Delaware corporation (the "Company"), hereby
                                                       -------
certifies that, for value received, Heritage Fund II Investment Corporation or its permitted assigns (the "Holder"), is entitled, subject to the terms set
                            ------
forth below, to purchase from the Company at any time on or after April 16, 1998, but in any event not later than 5:00 p.m., Eastern time, on April 16, 2008 (the "Expiration Date"), up to 11,853 fully paid and nonassessable shares of the
      ---------------
Company's Series C Common Stock at the purchase price (the "Warrant Price") of
                                                            -------------
$.01 per share and otherwise in accordance with the terms hereof.

     Section 1.  Certain Definitions.  As used herein, the following terms have
     ---------   -------------------
the meanings set forth below:

     "Stockholders Agreement" means the Stockholders Agreement dated as of March
      ----------------------
27, 1998 among the Company, Heritage Fund II, L.P., Heritage Investors II, L.L.C., Heritage Fund II Investment Corporation, Robert Snukal, Sheila Snukal, William Scott and certain other parties, as amended from time to time.

     Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Stockholders Agreement.

     Section 2.  Exercise.  This Warrant shall be exercisable in full or in part
     ---------   --------
at any time prior to the Expiration Date. Except as otherwise provided in Sections 7 and 8, this Warrant shall be exercisable by delivery by the Holder to the Company of notice of exercise setting forth the number of shares for which the Warrant is being exercised and payment in cash or by check of the Warrant Price for each share for which this Warrant is being exercised.

     Section 3.  Delivery of Stock Certificates, etc. on Exercise.  As soon as
     ---------   ------------------------------------------------
practicable after the exercise of this Warrant, and in any event within three business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, (i) a certificate or certificates for the number of fully paid and nonassessable shares of Series C Common Stock to which the Holder shall be entitled on such exercise, and (ii) a new Warrant to purchase all of the shares, if any, to which the Holder shall be entitled to receive in connection with the portion of the Warrant not so exercised.

     Section 4.  Adjustment for Stock Splits, Stock Dividends,
     ---------   ---------------------------------------------
Recapitalizations, etc.  The Warrant Price and the number of shares of Series C
----------------------
Common Stock issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Series C Common Stock. In case of any adjustment or readjustment in the Warrant Price or number of shares of Series C Common Stock issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the president or treasurer of the Company, setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     Section 5.  Adjustment for Conversions, Reclassifications, Mergers, etc.
     ---------   -----------------------------------------------------------
In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property to which a holder of the number of shares of Series C Common Stock of the Company deliverable upon exercise of the Warrant would have been entitled to upon such conversion, reorganization, reclassification, consolidation, merger or conveyance.

     Section 6.  Reservation of Shares.  The Company (a) will at all times
     ---------   ---------------------
reserve and keep available a number of its authorized shares of Series C Common Stock free from all preemptive or similar rights therein, which will be sufficient to permit the exercise of this Warrant, and (b) will take such action as may be necessary or appropriate so that all shares of Series C Common Stock issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, except for certain restrictions on transfer set forth in the Stockholders Agreement and under applicable securities laws.

     Section 7.  Net Issue Exercise.  In lieu of exercising this Warrant in
     ---------   ------------------
accordance with Section 2, the Holder may elect to receive shares equal to the value of this Warrant (to the extent exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Company's Series C Common Stock equal to the quotient obtained by dividing (a) the value of the aggregate number of shares of Series C Common Stock for which this Warrant is then exercised (determined by subtracting the aggregate Warrant Price for such shares immediately prior to surrender from the aggregate Fair Market Value (as hereinafter defined) of such shares), by (b) the Fair Market Value of one share of Series C Common Stock immediately prior to surrender. For purposes of this Section, the "Fair Market Value" of the Company's Series C Common Stock shall mean (i) if the Company has consummated a registered public offering of its common stock, the average of the closing sale prices of each share of common stock into which the Company's Series C Common Stock was converted for the ten (10) business days preceding the date upon which Fair Market Value is to be determined, or (ii) if the Company has not consummated a registered public offering of its common stock, the fair market value of each share of Series C Common Stock, as determined in good faith by the Company's Board of Directors.

     In the event of the surrender of this Warrant, as described above, certificates for the shares of stock issuable thereon shall be delivered to the Holder as soon as possible and in any event within three days of receipt of notice of surrender. If the Warrant is not exercised in full pursuant to such surrender, a replacement warrant for the portion of the Warrant not so exercised shall be issued in accordance with Section 3.

     Section 8.  Surrender of Preferred Stock.  Upon the exercise of this
     ---------   ----------------------------
Warrant by any holder of shares of the Company's Series A Preferred Stock (the "Preferred Stock"), such holder may, at its option, surrender a portion of such Preferred Stock to the Company, together with written instructions from such holder to apply all or a specified portion of the Liquidation Value (as defined in the Company's Certificate of Incorporation) of the Preferred Stock against the payment of some or all of the Warrant Price required upon such exercise, in which case the Company will accept such specified portion of the Preferred Stock in lieu of a like amount of cash payment.

     In the event of the surrender of Preferred Stock, as described above, certificates for the number of shares of Series C Common Stock issuable hereunder shall be delivered to the holder hereof as soon as possible and in any event within three days of notice of surrender of the Preferred Stock, together with a certificate therefor, duly endorsed for transfer and together with this Warrant, and a certificate for the balance of the Preferred Stock surrendered to the Company with such notice shall also be issued to the holder hereof as soon as possible and in any event within such two-day period.

     Section 9.   Exchange of Warrants.  On surrender for exchange of this
     ---------    --------------------
Warrant, properly endorsed, to the Company, and subject to the restrictions on transfer set forth in the Stockholders Agreement, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder may direct, calling in the aggregate on the face thereof for the number of shares of Series C Common Stock called for on the face of the Warrant so surrendered.

     Section 10.  Replacement of Warrants.  On receipt of evidence reasonably
     ----------   -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     Section 11.  Notices.  Any notice or other communication given pursuant to
     ----------   -------
this Warrant shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier or express mail, or mailed by first class certified or registered mail, postage prepaid, return receipt requested, to the Company, at its address as it appears in the Stockholders Agreement and
(b) to the Holder, at such Holder's address as it appears in the Stockholders Agreement (or, if not specified therein, at such Holder's address as it appears in the records of the Company), unless otherwise indicated by the Company or such Holder, as the case may be, in each case with any copies required by the Stockholders Agreement.

     Section 12.  Fractional Shares. The number of shares of Series C Common
     ----------   -----------------
Stock to be issued upon exercise of this Warrant shall be rounded to the nearest whole share, with any fractional shares disregarded.

     Section 13.  Legend.  A legend setting forth or referring to the
     ----------   ------
restrictions described on page 1 of this Warrant shall be placed on any replacement hereof and any certificate representing securities issued pursuant to the exercise of this Warrant.

     Section 14.  No Rights as Shareholder.  This Warrant shall not entitle the
     ----------   ------------------------
holder to any voting rights or any other rights as a shareholder of the Company, except the rights stated herein.

     Section 15.  Investment Intent.  By accepting this Warrant, the holder
     ----------   -----------------
represents that it is acquiring this Warrant for investment and not with a view to or for sale in connection with any distribution thereof. The Holder represents that it is an accredited investor as defined in Regulation D under the Securities Act.

     Section 16.  Miscellaneous.  This Warrant and any term hereof may be
     ----------   -------------
amended, modified or waived only by an instrument in writing signed by the Company and the Holder. This Warrant shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware and the internal laws of the Commonwealth of Massachusetts (without regard for its conflicts of laws principles).

     IN WITNESS WHEREOF, this Warrant has been executed and delivered as a sealed instrument as of the date first above written.


                            FOUNTAIN VIEW, INC.


                            By:/s/ Robert Snukal
                               -----------------
                               Robert Snukal, President

                            FORM OF EXERCISE NOTICE

                  (To be signed only on exercise of Warrant)


TO:  FOUNTAIN VIEW, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ___________* shares of Series C Common Stock of Fountain View, Inc., and herewith makes payment of $______ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _______________, whose address is _________________________________.



Dated: __________, ____

                                                 _____________________________
                                                 (Signature must conform in all
                                                 respects to name of holder
                                                 specified on the face of the
                                                 Warrant)


     * Insert here the number of shares as to which the Warrant is being exercised.

                              FORM OF ASSIGNMENT

                  (To be signed only on transfer of Warrant)


     For value received, the undersigned hereby sells, assigns, and transfers unto __________________ the right represented by the within Warrant to purchase ______ shares of Series C Common Stock of Fountain View, Inc. to which the within Warrant relates, and appoints _________________ its attorney to transfer such right on the books of Fountain View, Inc. with full power of substitution in the premises.

     The undersigned represents and warrants that this transfer is permitted by the restrictions contained in the Warrant, and acknowledges that Fountain View, Inc. is entitled to require compliance with those restrictions as a condition to recognition of this transfer. This Warrant is and remains subject to the restrictions set forth in the Stockholders Agreement referenced in the Warrant.


Dated: __________, ____

                                                 _____________________________
                                                 (Signature must conform in all
                                                 respects to name of holder
                                                 specified on the face of the
                                                 Warrant)